SUMMARY Prospectus May 1, 2026
T. ROWE PRICE
TMNS	Short Municipal Income ETF

Principal U.S. Listing Exchange: The Nasdaq Stock Market LLC Exchange-traded fund (ETF) shares are not individually redeemable.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2026, as amended or supplemented, and Statement of Additional Information, dated May 1, 2026, as amended or supplemented.

SUMMARY	1

Investment Objective(s)

The fund seeks high current income exempt from federal income taxes.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.18%

Other expenses	—

Total annual fund operating expenses	0.18

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s fees and expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. For the period November 19, 2025 through February 28, 2026, the fund’s portfolio turnover rate was 84.2% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities whose income is exempt from federal income taxes. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

There are no limitations on maturities for individual securities or duration for the portfolio. However, under normal conditions, the fund’s weighted average effective maturity will be less than five years.

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The fund focuses its investments on securities that produce income that is exempt from regular federal income taxes. However, a significant portion of the fund’s income could be derived from securities subject to the alternative minimum tax.

The fund invests in various tax-exempt municipal securities, such as general obligation bonds and revenue bonds (including private activity bonds). The fund may also invest in the securities of issuers whose revenues are generated from similar types of projects or operate in similar business sectors with special risks, including healthcare, transportation, utilities, or private activity bonds. The fund may have significant exposure to specific states when the adviser’s analysis identifies favorable market developments or trends, attractive relative values, or compelling fundamentals relating to a certain state that the adviser believes are underappreciated by the market. These factors will inform overall allocation decisions for the fund and seek to enhance the fund’s risk-return profile.

The fund typically invests in investment-grade securities, which are securities rated in one of the four highest rating categories as determined by at least one credit rating agency or, if unrated, deemed by the adviser to be of comparable quality. However, the fund may invest up to 15% of its net assets in securities that are rated below investment-grade by a credit rating agency or, if unrated, deemed by the adviser to be below investment-grade. Such holdings are commonly referred to as “junk bonds.”

Investment decisions generally reflect the adviser’s outlook for interest rates and the economy, as well as the prices, yields, and credit quality of various securities in which the fund may invest.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in unfavorable or uncertain market conditions, are summarized as follows:

Municipal securities: The fund may be highly impacted by events tied to the overall municipal securities markets, which can be very volatile and significantly affected by unfavorable legislative or political developments and adverse changes in the financial conditions of municipal securities issuers and the global, national, and/or local economies. Income from municipal securities held by the fund could become taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a state or municipality. Other changes in tax laws, including changes to individual or corporate tax rates, could alter the attractiveness and overall demand for municipal bonds.

Certain sectors of the municipal bond market have special risks and could be affected by certain developments more significantly than the market as a whole. For example: health care can be negatively impacted by rising expenses and dependency on third party reimbursements; transportation can be negatively impacted by declining revenues or unexpectedly high construction or fuel costs; utilities are subject to governmental rate regulation; and private activity bonds (including industrial development bonds) rely on project revenues and the creditworthiness of the corporate user as opposed to governmental support. Investing significantly in municipal obligations backed by revenues of similar types of industries or projects may make the fund more susceptible to developments affecting those industries and projects. If the fund invests a substantial amount of its assets in issuers located in a single region, state, or city, there is an increased risk that environmental, economic, political, and social conditions in those regions will have a significant impact on the fund’s investment performance.

SUMMARY	3

Alternative minimum tax: Although the fund seeks to distribute tax-exempt income, a portion of the fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including geopolitical developments (such as trade and tariff arrangements, sanctions, and cybersecurity attacks), recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as the coronavirus pandemic) and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Interest rates: A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. The prices and yields of inflation-linked bonds are directly impacted by the rate of inflation as well as changes in interest rates. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments are likely to affect the interest rates or yields of the securities in which the fund invests.

Callable bonds: While a rise in interest rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be “called,” or redeemed before maturity, and that the proceeds may need to be reinvested in lower-yielding securities.

Credit quality: An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. Securities that are rated below investment grade carry greater risk of default and should be considered speculative. Economic downturns often result in reduced levels of taxes collected and revenues earned by municipalities and insufficient funding to meet pension or health care obligations, which could lessen the overall financial strength of a municipality and increase the credit risk of the securities it issues. The fund’s credit risk is increased to the extent it invests in securities that are not backed by the taxing power of the municipal issuer.

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Junk bonds: Investments in bonds that are rated below investment grade, commonly referred to as junk bonds, expose the fund to greater volatility and credit risk than investments in bonds that are rated investment grade. As a result, bonds rated below investment grade carry a higher risk of default and should be considered speculative.

Liquidity: The fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. The secondary market for certain municipal bonds tends to be less developed and less liquid than many other bond markets. Less liquid markets could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Authorized Participant: Only Authorized Participants may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that may act as Authorized Participants. Authorized Participants have no obligation to submit creation or redemption orders, and there is no assurance that Authorized Participants will establish or maintain an active trading market for shares. To the extent an Authorized Participant cannot or will not engage in creation and redemption transactions, shares may be more likely to trade at a premium or discount to the fund’s NAV and to face trading halts and/or delisting. If the fund effects its creations or redemptions at least partially or fully for cash, rather than in-kind securities, the fund may incur certain costs, including brokerage costs in connection with investing cash received and may recognize capital gains in connection with cash redemptions.

ETF shares trading: Shares of the fund are listed for trading on a national securities exchange and are bought and sold in the secondary market at market prices. The market prices of shares are expected to fluctuate in response to changes in the fund’s NAV, the value of the fund’s holdings, and supply and demand for shares. Disruptions to creations and redemptions, significant market volatility, potential lack of an active trading market for the shares (including through a trading halt), or other factors may widen bid-ask spreads and result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the value of the fund’s holdings. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

New fund: Because the fund is new, it may have more limited operating history, fewer shareholders, and less assets than funds that have been in existence for longer periods. It may be more difficult to evaluate the investment program and portfolio manager of a fund with a limited performance track record. Due to the fund’s size, large shareholder purchases or redemptions could require the fund to buy or sell holdings at unfavorable times or maintain greater cash reserves than desired, create tax implications for the fund and its shareholders, and make it difficult to invest fully in accordance with the fund’s investment program.

Active management: The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

SUMMARY	5

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

Because the fund commenced operations in 2025, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Name	Title	Managed Fund Since	Joined Investment Adviser
James Lynch	Portfolio Manager and Chair of Investment Advisory Committee	2025	2008

Purchase and Sale of Fund Shares

The fund issues and redeems shares at NAV only with Authorized Participants and only in large blocks of 25,000 shares (each, a “Creation Unit”). Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash.

Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on the Nasdaq Stock Market LLC (“Nasdaq”) and because the shares will trade at market prices rather than at NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). All purchases and sales are made pursuant to this prospectus. Please refer to the fund’s website for additional information (troweprice.com).

Tax Information

The fund declares dividends, if any, and pays them monthly. A distribution may consist of ordinary dividends, capital gains, and return of capital. Sales of fund shares and distributions by the fund generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), T. Rowe Price and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231	ETF1256-045 5/1/26